                                                                    Exhibit 10.1

                                November 7, 2007

NovaStar Mortgage, Inc.
NovaStar Certificates Financing LLC
NovaStar Certificates Financing Corporation
NFI Repurchase Corporation
NMI Repurchase Corporation
NMI Property Financing, Inc.
HomeView Lending, Inc.
NovaStar Financial, Inc.
NFI Holding Corporation
8140 Ward Parkway,
Suite 300
Kansas City, Missouri 64114

     Re: Master Repurchase Agreements Waiver

     Reference is made to those certain Master  Repurchase  Agreements listed on
Schedule I attached hereto (the  "Agreements").  Capitalized  terms used in this letter agreement  without  definition have the meanings  ascribed to them in the
Agreements.

     Effective as of the date hereof and until  November 30, 2007 and subject to the limitations set forth herein, each Buyer hereby:

     1.   Agrees not to enforce the  requirements for NovaStar  Financial,  Inc.
          ("NFI") to maintain a required  Adjusted  Tangible Net Worth under the
          Agreements;

     2.   Waives any breach  and/or  any event of default  that would  otherwise arise under the Agreements solely as a result of the failure of NFI to have  the  required  Adjusted  Tangible  Net  Worth  specified  in the
          Agreements; or

     3.   Agrees  that in the Monthly  Certificates  delivered  by NFI,  NFI may carve-out the  certification  solely relating to the Adjusted Tangible
          Net Worth for the  previous  month and each  Buyer  hereby  waives any breach  and/or event of default that would  otherwise  arise under the
          Agreements   as  a  result  of  such   carve-out   from  the   Monthly
          Certifications.

Notwithstanding  anything  to the  contrary  herein,  all parties  bound  herein acknowledge and agree that the Buyers, as of November 30, 2007, shall retain all rights and  remedies  in order to enforce  any Event of Default or other  breach contemplated by the Agreements.

     Notwithstanding  the  occurrence  and  continuance  of the NFI's failure to maintain the required Adjusted Tangible Net Worth under the Agreements described above, each Buyer is willing to waive certain of its rights;  provided that each
Buyer reserves the right to unilaterally  terminate this letter  agreement on or prior to  November  30,  2007,  without  notice  to any  party,  based  upon the occurrence of any Event of Default or breach that occurs under the Agreements on or after the date hereof other than the Event of Default expressly waived by the
Buyers  herein.  Either  Buyer's  exercise of the right to terminate this letter agreement shall be effective as to both Buyers.

     Each  Buyer  hereby  expressly  reserves  all  other  rights  and  remedies available to it under the Agreements, and all rights, remedies, obligations, and liabilities  created or evinced  thereby with respect to future  breaches of, or
Defaults or Events of Default under,  the  Agreements.  Except as stated herein, the  Buyers  shall not be deemed to have  waived or  modified  any of its rights hereunder or under any other  agreement,  instrument or paper signed by NovaStar
Mortgage,  Inc.,  NovaStar  Certificates  Financing LLC,  NovaStar  Certificates
Financing Corporation,  NFI Repurchase Corporation,  NMI Repurchase Corporation,
NMI  Property  Financing,  Inc.,  HomeView  Lending,  Inc.,  NFI and NFI Holding
Corporation  (collectively,  the  "NovaStar  Parties")  unless  such  waiver  or modification  is in  writing  and  signed by the  Buyers.  Except  as  expressly provided herein, no failure or delay on the part of the Buyers in exercising any right,  power or remedy  hereunder or any of the  Agreements  shall operate as a waiver  thereof;  nor shall any single or partial  exercise  of any such  right, power or remedy preclude any other or further  exercise  thereof or the exercise of any other right,  power or remedy  hereunder.  This letter agreement shall be construed  in  accordance  with  the  laws of the  State  of New  York,  and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York except to the extent preempted by federal law. Any provision hereof which is prohibited or unenforceable in any jurisdiction  shall,  as to such  jurisdiction,  be ineffective to the extent of
such  prohibition  or  unenforceability   without   invalidating  the  remaining
provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     This letter agreement may be executed in any number of  counterparts,  each of which (including any copy hereof delivered by facsimile) shall constitute one and the same  original  instrument,  and either  party  hereto may execute  this letter agreement by signing any such counterpart.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       Very truly yours,

                                       Wachovia Bank, N.A.,
                                            as Buyer

                                       By:  /s/ Justin Zakocs
                                          --------------------------------------
                                       Name:  Justin Zakocs
                                       Title:  Vice President

                                       Wachovia Investment Holdings, LLC,
                                            as Buyer

                                       By:  /s/ Andrew W. Riebe
                                          --------------------------------------
                                       Name:  Andrew W. Riebe
                                       Title:  Director

Acknowledged and Agreed:

NovaStar Mortgage, Inc., as Seller and Guarantor

By:  /s/ Gregory S. Metz
   ----------------------------------
Name:  Gregory S. Metz
Title:  CFO

NovaStar Certificates Financing LLC, as Seller

By:  /s/ Gregory S. Metz
   ----------------------------------
Name:  Gregory S. Metz
Title:  V.P.

NovaStar Certificates Financing Corporation, as Seller

By:  /s/ Gregory S. Metz
   ----------------------------------
Name:  Gregory S. Metz
Title:  V.P.

NFI Repurchase Corporation, as Seller

By:  /s/ Gregory S. Metz
   ----------------------------------
Name:  Gregory S. Metz
Title:  V.P.

NMI Repurchase Corporation, as Seller

By:  /s/ Gregory S. Metz
   ----------------------------------
Name:  Gregory S. Metz
Title:  V.P.

NMI Property Financing, Inc., as Seller

By:  /s/ Gregory S. Metz
   ----------------------------------
Name:  Gregory S. Metz
Title:  V.P.

HomeView Lending, Inc., as Seller and Guarantor

By:  /s/ Gregory S. Metz
   ----------------------------------
Name:  Gregory S. Metz
Title:  V.P.

NovaStar Financial, Inc., as Seller and Guarantor

By:  /s/ Gregory S. Metz
   ----------------------------------
Name:  Gregory S. Metz
Title:  CFO

                                       4

NFI Holding Corporation, as Seller and Guarantor

By:  /s/ Gregory S. Metz
   ----------------------------------
Name:  Gregory S. Metz
Title:  V.P.

                                   SCHEDULE I

1. Master Repurchase Agreement (2007 Residual Securities) dated as of April 18,
2007 (the "Residual Securities Agreement"), among Wachovia Investment Holdings,
LLC, Wachovia Capital Markets LLC, NovaStar Mortgage, Inc., NovaStar
Certificates Financing LLC, and NovaStar Certificates Financing Corp.

2. Master Repurchase Agreement (2007 Whole Loan) dated as of May 9, 2007 (the
"Whole Loan Agreement"), among Wachovia Bank, National Association, NFI
Repurchase Corporation, NMI Repurchase Corporation, NMI Property Financing,
Inc., HomeView Lending, Inc, NovaStar Financial Inc., NFI Holding Corporation
and NovaStar Mortgage Inc.

3. Master Repurchase Agreement (2007 Non-investment Grade) dated as of May 31,
2007 (the "Non-Investment Grade Securities Agreement"), among Wachovia
Investment Holdings, LLC, Wachovia Capital Markets LLC, NovaStar Mortgage, Inc.,
NovaStar Certificates Financing LLC, and NovaStar Certificates Financing Corp.

4. Master Repurchase Agreement (2007 Investment Grade) dated as of May 31, 2007
(the "Investment Grade Securities Agreement"), among Wachovia Bank, National
Association, Wachovia Capital Markets LLC, NovaStar Mortgage, Inc., NovaStar
Certificates Financing LLC, and NovaStar Certificates Financing Corp.

5. Master Repurchase Agreement (New York) dated as of July 6, 2007 (the "NY
Agreement") between Wachovia Bank, National Association and NovaStar Mortgage,
Inc.